SUMMARY PROSPECTUS — MAY 1, 2023

Guardian International Growth VIP Fund

This Summary Prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. and is not intended for use by other investors. Before you invest, you may want to review the Fund's Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and other information about the Fund, including the Fund's Statement of Additional Information (SAI) and most recent annual and semi-annual reports to shareholders, online at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/. You can also obtain this information at no cost by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or from your financial intermediary. This Summary Prospectus incorporates by reference the Fund's Prospectus and SAI, each dated May 1, 2023, as may be amended or supplemented from time to time.

Investment Objective

The Fund seeks total return consisting of long-term capital growth and current income.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver and/or Expense Reimbursement[1]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.18%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.18% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian International Growth VIP Fund	$120	$381	$662	$1,463

Guardian International Growth VIP Fund Summary Prospectus 1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies, including foreign subsidiaries of U.S. companies. The Fund invests primarily in large-capitalization companies, which J.P. Morgan Investment Management Inc., the Fund's subadviser (the "Subadviser"), defines as companies with market capitalizations similar to companies in the MSCI® Europe, Australasia and Far East ("EAFE®") Growth Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $2.3 billion to $482.4 billion as of March 31, 2023.

The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

The Subadviser will generally seek to diversify the Fund's portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. In choosing securities for the Fund, the Subadviser looks for established companies in economically developed countries and may invest up to 15% of the Fund's assets in securities of companies whose principal business activities are located in emerging market countries.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Subadviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The Subadviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

As part of its investment process, the Subadviser seeks to assess the impact of environmental, social and governance ("ESG") factors on the companies in which the Fund invests. The Subadviser's assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund's investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate,

2 Summary Prospectus Guardian International Growth VIP Fund

sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

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Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

4 Summary Prospectus Guardian International Growth VIP Fund

Annual Returns (by calendar year)

Highest Quarterly Return: 21.73% (2nd Q 2020)
Lowest Quarterly Return: -17.27% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	-28.27%	1.79%	5.19%
MSCI® Europe, Australasia and Far East ("EAFE®") Growth Index (reflects no deduction for fees, expenses or taxes)		-22.95%	2.49%	5.34%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. J.P. Morgan Investment Management Inc. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Shane Duffy, CFA	Managing Director, Portfolio Manager	Inception (September 1, 2016)
Thomas Murray, CFA	Managing Director, Portfolio Manager	May 1, 2023
James Andrew, CFA	Managing Director, Portfolio Manager	May 1, 2023

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

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Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

6 Summary Prospectus Guardian International Growth VIP Fund

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